                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended June 30, 1999 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by
Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of September, 1999.



                                                           /S/ Willis K. Drake
                                                           Willis K. Drake



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


On the 28th day of September, 1999, before me, personally came Willis K. Drake to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                                           /S/ Linda L. Kanis
                                                           Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended June 30, 1999 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by
Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of September, 1999.


                                                             /S/ Margaret Loftus
                                                             Margaret Loftus



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 28th day of September, 1999, before me, personally came Margaret Loftus to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                                             /S/ Linda L. Kanis
                                                             Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended June 30, 1999 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by
Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of September, 1999.


                                                           /S/ Edward M. Mahoney
                                                           Edward M. Mahoney



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 28th day of September, 1999, before me, personally came Edward
M. Mahoney to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                                           /S/ Linda L. Kanis
                                                           Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended June 30, 1999 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by
Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of September, 1999.


                                                             /S/ Robb Prince
                                                             Robb Prince



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 28th day of September, 1999, before me, personally came Robb Prince to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                                             /S/ Linda L. Kanis
                                                             Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-K for the year ended June 30, 1999 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by
Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of September, 1999.


                                                             /S/ Victor C. Benda
                                                             Victor C. Benda



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 28th day of September, 1999, before me, personally came Victor
C. Benda to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                                             /S/ Linda L. Kanis
                                                             Notary Public